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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


    New York                                               13-5160382
   (State of incorporation                                (I.R.S. employer
   if not a U.S. national bank)                           identification no.)

    48 Wall Street, New York, N.Y.                         10286
    (Address of principal executive offices)               (Zip code)


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                               UNB CAPITAL TRUST I
               (Exact name of obligor as specified in its charter)


    Delaware                                               22-6719709
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                         identification no.)

    1130 Route 22
    P.O. Box 6000
    Bridgewater, New Jersey                                08807-0010
    (Address of principal executive offices)               (Zip code)

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           Series B Junior Subordinated Deferrable Interest Debentures
                       (Title of the indenture securities)


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  1. General information. Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

          (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

     2. Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

     16. List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)



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         6.   The consent of the Trustee  required by Section 321(b) of the Act.
              (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of April, 1997.


                                                      THE BANK OF NEW YORK


                                                 By:  /S/ PAUL J. SCHMALZEL
                                                    --------------------------
                                                     Name:  Paul J. Schmalzel
                                                     Title: Assistant Treasurer


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                                                                      Exhibit 7

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286

                            And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                    Dollar Amounts
                            ASSETS    in Thousands
                            Cash and balances due from depos-
                              itory institutions:
                              Noninterest-bearing balances and
                              currency and coin ............. $ 4,404,522
                              Interest-bearing balances.......    732,833
                            Securities:
                              Held-to-maturity securities ....     789,964
                              Available-for-sale securities .... 2,005,509
                            Federal funds sold in domestic offices
                            of the bank:
                            Federal funds sold ................... 3,364,838
                            Loans and lease financing
                              receivables:
                              Loans and leases, net of unearned
                                income .................28,728,602
                              LESS: Allowance for loan and
                                lease losses ..............584,525
                              LESS: Allocated transfer risk
                                reserve........................429
                                Loans and leases, net of unearned
                                income, allowance, and reserve   28,143,648
                            Assets held in trading accounts ...... 1,004,242
                            Premises and fixed assets (including
                              capitalized leases) ................ 605,668
                            Other real estate owned .............. 41,238
                            Investments in unconsolidated
                              subsidiaries and associated
                              companies .......................... 205,031
                            Customers' liability to this bank on
                              acceptances outstanding ............   949,154
                            Intangible assets .................... 490,524
                            Other assets .........................   1,305,839
                            Total assets ......................... $44,043,010

                            LIABILITIES
                            Deposits:
                              In domestic offices ................ $20,441,318
                              Noninterest-bearing .......8,158,472
                              Interest-bearing .........12,282,846
                              In foreign offices, Edge and
                              Agreement subsidiaries, and IBFs ... 11,710,903
                              Noninterest-bearing ..........46,182
                              Interest-bearing .........11,664,721
                            Federal funds purchased in
                              domestic offices of the
                              bank:
                              Federal funds purchased ............  1,565,288
                            Demand notes issued to the U.S.
                              Treasury ...........................    293,186
                            Trading liabilities ..................    826,856
                            Other borrowed money:
                              With original maturity of one year
                                or less ..........................  2,103,443
                              With original maturity of more than
                                one year .........................    20,766
                            Bank's liability on acceptances exe-
                              cuted and outstanding ..............    951,116
                            Subordinated notes and debentures ....  1,020,400
                            Other liabilities ....................  1,522,884
                            Total liabilities .................... 40,456,160

                            EQUITY CAPITAL
                            Common stock ........................     942,284
                            Surplus .............................     525,666
                            Undivided profits and capital
                              reserves ..........................   2,129,376
                            Net unrealized holding gains
                              (losses) on available-for-sale
                              securities ........................  (    2,073)
                            Cumulative foreign currency transla-
                              tion adjustments ..................  (    8,403)
                            Total equity capital ................   3,586,850
                            Total liabilities and equity
                              capital ........................... $44,043,010


                            I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                         Robert E. Keilman

                            We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                 J. Carter Bacot }
                                 Thomas A. Renyi } Directors
                                 Alan R. Griffith}